NORTHSTAR FUNDS
                    Prospectus Supplement dated May 29, 1998
                       to Prospectus dated March 1, 1998

The following information replaces the information contained in the section of the Northstar Government Securities Fund's prospectus entitled "Northstar Government Securities Fund: Investment Strategy":

Effective herewith, the language on page 22 of the Prospectus has been changed to read as follows: "The portfolio manager selects U.S. Government Securities of various terms depending on interest rates and market opportunites."

                              ___________________


The disclosure in the section entitled "WAYS TO REDUCE OR ELIMINATE SALES CHARGES" is hereby amended to reflect that:

Effective May 29, 1998, the following waiver category has been added to the waiver categories listed on page 31:

        (bullet) asset allocation and other fee-based programs for the benefit of clients